Exhibit 10.23

                                                                  EXECUTION COPY




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                             AMENDMENT NO. 1 TO 2004
                            CREDIT AGREEMENT [5 YEAR]


                                   dated as of

                                December 15, 2004

                                      Among



                        Marsh & McLennan Companies, Inc.,
                                  as Borrower,


                             The Banks Listed Herein

                                       and

                           JPMorgan Chase Bank, N.A.,
                             as Administrative Agent

                        ________________________________

                                 Citibank, N.A.,
                              as Syndication Agent

                            Bank of America, N.A. and
                        Deutsche Bank AG New York Branch,
                             as Documentation Agents

        Citigroup Global Markets Inc., Banc of America Securities LLC and
                         Deutsche Bank Securities Inc.,
                             as Joint Lead Arrangers

        Citigroup Global Markets Inc. and Banc of America Securities LLC,
                              as Joint Bookrunners
                        ________________________________


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


                               AMENDMENT NO. 1 TO
                         2004 CREDIT AGREEMENT [5 YEAR]

                          Dated as of December 15, 2004

               AMENDMENT NO. 1 TO 2004 CREDIT AGREEMENT [5 YEAR] among Marsh & McLennan Companies, Inc., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Banks"), and JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Banks.

               PRELIMINARY STATEMENTS:

(1) The Borrower, the Banks and the Administrative Agent have entered into a Credit Agreement [5 Year] dated as of June 9, 2004 (as modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) Subject to the terms and conditions set forth herein, the Borrower and the Required Banks have agreed to amend the Credit Agreement as hereinafter set forth.

               NOW, THEREFORE, the Borrower and the Required Banks hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(1) The definitions of "Consolidated Net Worth" and "Consolidated Tangible Net Worth" in Section 1.1 are deleted.

(2) Section 1.1 is amended to add the following new definitions in the appropriate alphabetical order:

               "Acquisition" means the acquisition, directly, by merger or otherwise, for consideration in any single transaction or series of related transactions in excess of $25,000,000 (as determined reasonably and in good faith by the Borrower), and whether the consideration is cash, securities or other value, of (a) more than 50% of the capital stock or other equity interests of any Person (other than the capital stock or other equity interests of a Person which is (prior to such Acquisition) a Subsidiary of the Borrower), or
(b) all or substantially all of the assets of any Person or any division or business unit of any Person (other than any such Person which is a Subsidiary of the Borrower).

               "Amendment Effective Date" means the "Effective Date" as defined in Amendment No. 1.


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


               "Amendment No. 1" means Amendment No. 1 to 2004 Credit Agreement [5 Year] dated as of December 15, 2004, among the Borrower and the Required Lenders, which amends this Agreement.

               "Asset Percentage" means, at any date of determination, the ratio, expressed as a percentage, of (a) the Consolidated total assets of the Guarantors and their respective Consolidated Subsidiaries, exclusive of intercompany receivables and interests in Subsidiaries that are not Consolidated Subsidiaries, to (b) the Consolidated total assets of the Borrower and its Consolidated Subsidiaries.

               "Consolidated" refers to the consolidation of accounts in accordance with generally accepted accounting principles.

               "Consolidated Adjusted EBITDA" means, for any Measurement Period, the sum, determined on a Consolidated basis for the Borrower and its Subsidiaries, without duplication, of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) to the extent deducted in calculating net income (or net loss), charges in respect of Settlement Costs, (g) to the extent deducted in calculating net income (or net loss), cash restructuring and reorganization charges (including, without limitation, severance charges, retention costs and facilities costs) and cash charges for costs and expenses (other than Settlement Costs) related to Settlements, in an aggregate amount not to exceed the sum of
(i) for any Measurement Period ending on or before September 30, 2005, all such charges incurred through December 31, 2004 and publicly disclosed prior to the Amendment Effective Date plus (ii) up to $650,000,000 for all Measurement Periods ending after December 31, 2004, (h) to the extent deducted in calculating net income (or net loss), the amount of any losses (and minus the amount of any gains) associated with sales of assets other than in the ordinary course of business, (i) stock option compensation expense resulting from the adoption of any amendments to Financial Accounting Standards Board Statement
No. 123, (j) the amount of any increase (or minus the amount of any decrease) in pension expense (other than service costs) resulting from the application of Financial Accounting Standards Board Statement No. 87, and (k) non-recurring non-cash charges (including, without limitation, in respect of intangibles and impairments, severance charges, retention costs and facilities costs), in each case determined in accordance with generally accepted accounting principles for such Measurement Period.

               "Consolidated Fixed Charge Coverage Ratio" means, for any Measurement Period, the ratio of (a) Consolidated Adjusted EBITDA to (b) the sum, determined on a Consolidated basis, of (i) interest expense (other than fees paid in connection with the prepayment of the Mortgage or the Sedgwick Notes), (ii) Specified Distributions, and (iii) principal payments, redemptions and purchases (except scheduled principal payments and payments, redemption and purchases in connection with an exchange offer or refunding to the extent that the same does not result in a reduction of principal payments due before December 2009) of all Long-Term Debt (other than the Loans, loans under the Other Revolving Credit


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


Agreement, loans under the Term Loan Agreement, prepayment of the Mortgage from the proceeds of a sale or refinancing of the Mortgaged Property and prepayment of the Sedgwick Notes) made by the Borrower and its Consolidated Subsidiaries, to the extent that such payments reduced any scheduled principal payments that would otherwise have become due more than one year after the date of such payment, in each case for such Measurement Period.

                "Consolidated Funded Debt" means, without duplication, all Debt of the Borrower and its Subsidiaries determined on a Consolidated basis, net of cash and cash equivalents held in the United States free of Liens and rights of others.

               "Consolidated Leverage Ratio" means, at any date of determination, the ratio of Consolidated Funded Debt at such date to Consolidated Adjusted EBITDA for the most recently completed Measurement Period.

               "Disposition" or "Dispose" means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction), in each case for consideration in any single transaction or series of related transactions in excess of $10,000,000 (as determined reasonably and in good faith by the Borrower), of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any Equity Interests owned by such Person, or any notes or accounts receivable or any rights and claims associated therewith.

               "Domestic Subsidiary" means a Subsidiary of the Borrower formed and existing under the laws of any state of the United States and the business, assets and operations of which are located in the United States.

               "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other similar rights entitling the holder thereof to purchase or acquire any such equity interest.

               "Foreign Subsidiary" means any Subsidiary of the Borrower that is not a Domestic Subsidiary.

               "Guarantor" means each of (a) Marsh Inc., a Delaware corporation, Putnam Investments Trust, a Massachusetts business trust, and Mercer Inc., a Delaware corporation, and (b) and any other direct Consolidated Subsidiary of the Borrower that executes and delivers to the Administrative Agent a Subsidiary Guaranty, provided that (i) such Subsidiary is reasonably acceptable to the Required Banks, and (ii) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, (A) documents of the types described in Section 3.1(a)(i) and Section 3.1(e) with respect to such Guarantor and the Subsidiary Guaranty executed by it (and, in the case of any Guarantor which is a Foreign Subsidiary, such other documents as the Administrative Agent may reasonably request) and (B) financial statements described in Section 5.1(a) or (b) for the most recently ended period for which such financial statements are required to have been delivered for the Guarantors; and provided further that, anything contained herein to the contrary notwithstanding, the term Guarantor shall not include any Subsidiary of the Borrower holding, as of the date of the most recent audited financial


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statements of the Borrower and its Consolidated Subsidiaries delivered pursuant to this Agreement, assets having an aggregate book value of $20,000,000 or less. If (1) the Borrower shall have identified a direct Consolidated Subsidiary of the Borrower as a proposed Guarantor in a written notice to the Banks, and (2) the Required Banks (or the Administrative Agent with the consent of the Required Banks) shall not have objected in writing within 10 Business Days after the giving of such notice, such Subsidiary shall be deemed to be acceptable to the Required Banks for purposes of clause (i) above, provided that requirements of clause (ii) above are met within 30 days after the next delivery of financial statements described in Section 5.1(a) or (b) occurring thereafter.

               "Guaranty Coverage Percentage" means, as of any date of determination in relation to any transaction or event described herein (each, an "Event"), each of the Asset Percentage, the Revenue Percentage and the Net Operating Income Percentage, in each case determined as of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 5.1(a) or (b) and calculated on a pro forma basis giving effect to the applicable Event. For purposes of Sections 5.1(c)(ii) and 5.15, the Guaranty Coverage Percentage means each of the Asset Percentage, the Revenue Percentage and the Net Operating Income Percentage as of the end of the fiscal quarter most recently ended.

               "Loan Documents" means (i) this Agreement, (ii) the Notes, (iii) each Subsidiary Guaranty, and (iv) the Master Agreement.

               "Loan Parties" means the Borrower and the Guarantors.

               "Long-Term Debt" means any Debt that, in accordance with generally accepted accounting principles, constitutes (or, when incurred, constituted) a long-term liability.

               "Master Agreement" means the Master Agreement, dated as of December 15, 2004, among the Borrower, the Administrative Agent and the "Administrative Agent" under and as defined in each of the Term Loan Agreement and the Other Revolving Credit Agreement.

               "Measurement Period" means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ending on or prior to such date.

               "Net Operating Income" means, for any period, the sum, determined on a Consolidated basis for the Borrower and its Subsidiaries or the Guarantors and their respective Subsidiaries, as the case may be, of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense,
(e) amortization expense, (f) to the extent deducted in calculating net income (or net loss), charges in respect of Settlement Costs, (g) to the extent deducted in calculating net income (or net loss), cash restructuring and reorganization charges (including, without limitation, severance charges, retention costs and facilities costs) and cash charges for costs and expenses (other than Settlement Costs) related to Settlements, in an aggregate amount not to exceed the sum of (i) for any Measurement Period ending on or before September 30, 2005, all such charges incurred through December 31, 2004 and publicly


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disclosed prior to the Amendment Effective Date plus (ii) up to $650,000,000 for all Measurement Periods ending after December 31, 2004, (h) to the extent deducted in calculating net income (or net loss), the amount of any losses (and minus the amount of any gains) associated with sales of assets other than in the ordinary course of business, (i) stock option compensation expense resulting from the adoption of any amendments to Financial Accounting Standards Board Statement No. 123, (j) the amount of any increase (or minus the amount of any decrease) in pension expense (other than service costs) resulting from the application of Financial Accounting Standards Board Statement No. 87, and (k) non-recurring non-cash charges (including, without limitation, in respect of intangibles and impairments, severance charges, retention costs and facilities costs), in each case determined in accordance with generally accepted accounting principles for such Measurement Period.

               "Net Operating Income Percentage" means, at any date of determination, the ratio, expressed as a percentage, of (a) the Consolidated Net Operating Income of the Guarantors and their respective Consolidated Subsidiaries for the 12-month period ending on such date, to (b) the Consolidated Net Operating Income of the Borrower and its Consolidated Subsidiaries for such 12-month period.

               "Other Revolving Credit Agreement" means the Credit Agreement [5 Year] dated as of June 13, 2002 among the Borrower, the banks and other financial institutions party thereto and JPMCB, as administrative agent thereunder, as amended, supplemented or otherwise modified from time to time.

               "Other Taxes" has the meaning set forth in Section 8.4.

               "Required Percentage" means (a) in the case of the Asset Percentage, 75%, (b) in the case of the Revenue Percentage, 85%, and (c) in the case of the Net Operating Income Percentage, 85%.

               "Revenue Percentage" means, at any date of determination, the ratio, expressed as a percentage, of (a) the Consolidated service revenues of the Guarantors and their respective Consolidated Subsidiaries for the 12-month period ending on such date, to (b) the Consolidated service revenues of the Borrower and its Consolidated Subsidiaries for such 12-month period.

               "Sedgwick Notes" means the $60,000,000 7.68% Guaranteed Senior Notes of the Borrower due April 1, 2006.

               "Settlement" means the settlement by the Borrower and its Subsidiaries of a Specified Claim.

               "Settlement Costs" means all costs and obligations incurred, owing, paid or payable by the Borrower or any Subsidiary of the Borrower in connection with the settlement of any Specified Claim, including, without limitation, payment of restitution, fines and penalties,


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


but excluding amounts payable to legal counsel or other advisors of the Borrower or any Subsidiary of the Borrower.

               "Specified Claim" means (a) the civil complaint filed on October 14, 2004 by the Attorney General of the State of New York against the Borrower and Marsh Inc. in the Supreme Court of New York County and the other matters described under the heading "Marsh Related Matters" in Note 13 to the financial statements included in the Borrower's quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2004 as filed with the Securities and Exchange Commission ("Note 13"), (b) the civil administrative proceedings by the Securities and Exchange Commission and the Massachusetts Securities Division against Putnam Investments Trust and its Subsidiaries and the other matters described under the heading "Putnam Matters" in Note 13, (c) the other inquiries and matters, including without limitation those related to Mercer Inc. and its Subsidiaries, described under the headings "Other Inquiries" and "Other Matters" in Note 13, and (d) any claim arising out of, or any action, suit or proceeding filed or threatened against the Borrower or any Subsidiary of the Borrower based on, allegations similar to those set forth in the complaints and other documents filed with respect to the foregoing or related thereto.

               "Specified Distributions" means any dividends or other distributions (whether in cash, securities or other property) with respect to the shares of common stock of the Borrower or any payment (whether in cash, securities or other property) on account of the purchase, redemption or retirement of shares of common stock of the Borrower or options, warrants or similar rights for the purchase or other acquisition thereof (other than payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries).

               "Subsidiary Guaranty" means a Subsidiary Guaranty, substantially in the form of Exhibit H hereto (or, if the Guarantor is a Foreign Subsidiary, in such form having substantially the same effect as the Administrative Agent may reasonably require), executed by a Subsidiary of the Borrower in favor of the Administrative Agent and the Banks.

               "Taxes" has the meaning specified in Section 8.4.

               "Term Loan Agreement" means the $1,300,000,000 Credit Agreement [2 Year Term Loan] dated as of December 15, 2004 (as amended, supplemented or otherwise modified from time to time) among the Borrower, the banks and financial institutions party thereto and Citibank, N.A. as administrative agent thereunder.

               "Unpaid Settlement Costs" means Settlement Costs that have not been paid.

(3) The following definitions contained in Section 1.1 are amended as follows:

(i) The definition of "Debt" is amended by (a) inserting the phrase "which are classified as short-term debt or long-term debt in accordance with generally accepted accounting principles," following the words "course of business," in the fifth line thereof, (b) renumbering clauses (vi) and (vii) as (vii) and (viii), respectively, and (c) adding a new clause
        (vi) to read as follows: "(vi) all Unpaid Settlement Costs net of savings in


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        taxes reasonably estimated to be realized by such Person in the future as a direct result of the deductibility of the amount thereof for tax purposes".

(ii) The definition of "Mortgage" is amended by adding an "(a)" after the word "means" in the first line thereof and adding the following at the end thereof: "(the "Original Mortgage"), and (b) any instrument evidencing a refunding or refinancing of the Original Mortgage, provided that (i) recourse to the Borrower and any Subsidiary of the Borrower is limited in substantially the same manner as set forth in the Original Mortgage, and (ii) the security is limited to the Mortgaged Property and any other interest held by the Borrower and its Subsidiaries in the property located at 1166 Avenue of the Americas, New York, New York."

(4) Section 1.2 is amended by adding the following sentence at the end thereof: "Without limitation on the foregoing, any reference in any definitions to cash charges shall mean charges that are or are expected to be incurred or paid in cash, and any reference to non-cash charges shall mean charges that are not expected to be paid in cash at any time."

(5) Section 2.1 is amended by deleting the proviso to the last sentence thereof.

(6) Section 3.2(e) is amended by adding the words "and the representations and warranties of each Guarantor set forth in the Subsidiary Guaranty to which it is a party" after the words "set forth in Section 4.4(b))".

(7) Section 4.4(b) is amended by adding the following words at the end thereof ", except as disclosed in writing to the Banks prior to the execution and delivery of Amendment No. 1 by any Bank, including pursuant to the Borrower's 2003 Form 10-K and the Borrower's September 30, 2004 Form 10-Q, and except for any Specified Claim."

(8) Section 4.5 is amended by amending and restating the exception in the fifth line therein as follows: "(except as disclosed in writing to the Banks prior to the execution and delivery of Amendment No. 1 by any Bank, including pursuant to the Borrower's 2003 Form 10-K and the Borrower's September 30, 2004 Form 10-Q, and except for any Specified Claim)".

(9) Section 4.10 is amended by (a) inserting "(other than projections)" after the words "All material information" in the first line thereof and
        (b) adding "All projections, if any, that have been or will be prepared by the Borrower and made available to the Administrative Agent or any Bank have been or will be prepared in good faith based upon reasonable assumptions (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower's control, and that no assurance can be given that such projections will be realized)." after the end of the first sentence therein.

(10) Section 5.1(a) is amended by inserting "(i)" on the second line before "a consolidated balance sheet" and by adding at the end thereof the following: ", and (ii) a consolidating balance sheet as of the end of such fiscal year and the related consolidating income statement for such fiscal year, in substantially the form attached hereto as Exhibit I, which financial statements substantially represent the Consolidated financial condition of and results of operations for each of the Guarantors and its Consolidated Subsidiaries as of the end of and for such fiscal year, except as indicated in Exhibit I, certified as to fairness of presentation, generally


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        accepted accounting principles and consistency (except with respect to any changes made as a result of changes to generally accepted accounting principles) by the chief financial officer, the treasurer or the chief accounting officer of each of the Guarantors";

(11) Section 5.1(b) is amended by inserting "(i)" on the second line before "a consolidated balance sheet" and by adding at the end thereof the following: ", and (ii) a consolidating balance sheet as of the end of such quarter and the related consolidating income statement for the portion of the fiscal year ended at the end of such quarter, in substantially the form attached hereto as Exhibit I, which financial statements substantially represent the Consolidated financial condition of and results of operations for each of the Guarantors and its Consolidated Subsidiaries as of the end of such fiscal quarter and for such portion of the fiscal year, except as indicated in Exhibit I, certified as to fairness of presentation, generally accepted accounting principles and consistency (except with respect to any changes made as a result of changes to generally accepted accounting principles) by the chief financial officer, the treasurer or the chief accounting officer of each of the Guarantors";

(12) Section 5.1(c) is amended and restated in its entirety to read as follows:

               "(c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, one or more certificates of the chief financial officer, the treasurer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.4 and 5.7 on the date of such financial statements, (ii) setting forth in reasonable detail the calculation of the Guaranty Coverage Percentages as of the last day of the period covered by such financial statements, and (iii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;"

(13) Section 5.1(d) is amended by inserting the number "(i)" after the words "clause (a)".

(14)    Section 5.2 is amended and restated in its entirety to read as follows:

               "Section 5.2 Conduct of Business and Maintenance of Existence. The Borrower will continue, and will cause its Material Subsidiaries to continue, to engage in business of the same general type as now conducted by the Borrower and its Material Subsidiaries, and will not, and will not permit any of its Subsidiaries to, engage in any business that is not of the same general type as now conducted by the Borrower and its Subsidiaries or other businesses that are reasonably related or incidental thereto or that, in the judgment of the board of directors of the Borrower, are reasonably expected to materially enhance the other businesses in which the Borrower and its Subsidiaries are engaged, and will preserve, renew and keep in full force and effect, and will cause each such Material Subsidiary to preserve, renew and keep in full force and effect, their respective existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.2 shall prohibit (i) the merger of a Subsidiary of the Borrower into the Borrower or the merger or consolidation of a Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no


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Default shall have occurred and be continuing, provided that this clause (i)
shall not permit (A) the merger of a Guarantor with or into any other Person unless the Guarantor is the surviving entity, or (B) the merger of any Subsidiary of a Guarantor with any Person other than such Guarantor, another Guarantor or a Subsidiary of a Guarantor if any Guaranty Coverage Percentage would be less than the Required Percentage immediately after such merger, (ii) the termination of the corporate existence of any Material Subsidiary of the Borrower (other than a Guarantor) if the Borrower, in good faith determines that such termination is (A) in the best interest of the Borrower and (B) does not cause any Guaranty Coverage Percentage to fall below the Required Percentage, and (iii) the discontinuance of the business of any Material Subsidiary (other than a Guarantor) if the Borrower in good faith determines that such discontinuance is (A) in the best interest of the Borrower and (B) does not cause any Guaranty Coverage Percentage to fall below the Required Percentage."

(15)    Section 5.4 is amended and restated in its entirety to read as follows:

               "Section 5.4.  Financial Covenants.

(a) Consolidated Leverage Ratio. The Borrower will maintain as of the last day of each Measurement Period specified below a Consolidated Leverage Ratio of not more than the amount set forth below opposite such Measurement Period:

         ----------------------------------------------- -----------------------
          Measurement Period Ending                       Ratio
         ----------------------------------------------- -----------------------
          December 31, 2004                               3.25: 1.00
         ----------------------------------------------- -----------------------
          March 31, 2005                                  3.25: 1.00
         ----------------------------------------------- -----------------------
          June 30, 2005                                   3.50: 1.00
         ----------------------------------------------- -----------------------
          September 30, 2005                              3.50: 1.00
         ----------------------------------------------- -----------------------
          December 31, 2005                               3.50: 1.00
         ----------------------------------------------- -----------------------
          March 31, 2006                                  3.50: 1.00
         ----------------------------------------------- -----------------------
          June 30, 2006                                   3.25: 1.00
         ----------------------------------------------- -----------------------
          September 30, 2006                              3.00: 1.00
         ----------------------------------------------- -----------------------
          December  31, 2006 and the last day of          3.00: 1.00
          each succeeding fiscal quarter.
         ----------------------------------------------- -----------------------

(b) Consolidated Fixed Charge Coverage Ratio. The Borrower will maintain for each Measurement Period set forth below a Consolidated Fixed Charge Coverage Ratio of not less than the amount set forth below opposite such Measurement Period:


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


         ----------------------------------------------- -----------------------
          Measurement Period Ending                       Ratio
         ----------------------------------------------- -----------------------
          December 31, 2004                               2.25: 1.00
         ----------------------------------------------- -----------------------
          March 31, 2005                                  2.25: 1.00
         ----------------------------------------------- -----------------------
          June 30, 2005                                   2.25: 1.00
         ----------------------------------------------- -----------------------
          September 30, 2005                              2.25: 1.00
         ----------------------------------------------- -----------------------
          December 31, 2005                               2.25: 1.00
         ----------------------------------------------- -----------------------
          March 31, 2006                                  2.50: 1.00
         ----------------------------------------------- -----------------------
          June 30, 2006                                   2.50: 1.00
         ----------------------------------------------- -----------------------
          September 30, 2006                              2.75: 1.00
         ----------------------------------------------- -----------------------
          December  31, 2006 and the last day of          2.75: 1.00
          each succeeding fiscal quarter.
         ----------------------------------------------- -----------------------


(16)    Section 5.5 is amended and restated in its entirety to read as follows:

               "Section 5.5. Consolidations, Mergers and Sales of Assets. The Borrower will not (i) consolidate or merge with or into any Person, (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person, or (iii) sell, transfer or otherwise dispose of its interest in any Guarantor; provided that (x) the Borrower may merge with any Wholly-Owned Consolidated Subsidiary (other than a Guarantor or a Subsidiary of a Guarantor) if immediately after such merger no Default shall have occurred and be continuing and such Wholly-Owned Consolidated Subsidiary shall expressly assume in writing all of the obligations of the Borrower hereunder, and under the Notes (if any), and (y) the Borrower may merge with any other Person (other than a Guarantor or a Subsidiary of a Guarantor) if (A) the Borrower is the corporation surviving such merger and (B) immediately after giving effect to such merger, no Default shall have occurred and be continuing. The Borrower will not permit (1) any Guarantor to consolidate or merge with or into any other Person unless the Guarantor is the surviving entity, (2) any Subsidiary of any Guarantor to consolidate or merge with or into any other Person unless, immediately after giving effect to such consolidation or merger, none of the Guaranty Coverage Percentages is less than the Required Percentage, (3) any Guarantor to sell, lease or otherwise transfer all or substantially all of its assets to any other Person, or (4) any Subsidiary of any Guarantor to sell, lease or otherwise transfer all or substantially all of its assets to another Person unless, immediately after giving effect to such sale, lease or other transfer, none of the Guaranty Coverage Percentages is less than the Required Percentage."

(17)     Section 5.7 is amended and restated in its entirety to read as follows:


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


               "Section 5.7 Negative Pledge. Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

(a)     Liens on the Mortgaged Property to secure Debt under the Mortgage;

(b) Liens arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure, in the case of judgments or orders, obligations in an aggregate amount exceeding $100,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

(c) Liens on cash and cash equivalents securing Derivatives Obligations, provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $100,000,000 and provided further that the sum of (x) such aggregate amount and (y) the aggregate amount of Debt secured as permitted by clause (d) below does not at any date exceed $250,000,000; and

(d) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt or other obligations, provided that the sum of (x) the principal or face amount of such Debt and other obligations and (y) the aggregate amount of cash and cash equivalents referred to in clause (c) above does not at any date exceed $250,000,000."

(18) Article 5 is amended by adding thereto new Sections 5.9 though 5.15, to read as follows:

               "Section 5.9 Maintenance of Insurance. The Borrower will maintain, and cause each of its Consolidated Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Consolidated Subsidiary operates; provided that the Borrower and its Subsidiaries may self-insure to the same extent as other companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates and to the extent consistent with prudent business practice.

               Section 5.10. Transactions with Affiliates. Anything contained herein to the contrary notwithstanding, the Borrower will conduct, and cause each of its Consolidated Subsidiaries to conduct, all transactions otherwise permitted under this Agreement with any of their Affiliates (other than the Borrower and its Subsidiaries) on terms that are fair and reasonable and no less favorable to the Borrower or such Consolidated Subsidiary than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

               Section 5.11. Dispositions. The Borrower will not make any Disposition or permit any Consolidated Subsidiary to make any Disposition, except:

(a) Dispositions of obsolete or worn out property or property no longer used in the business of the Borrower or its Subsidiaries, whether now or hereafter owned or leased, in the ordinary course of business of such Person;

(b) Dispositions of inventory in the ordinary course of business;

(c) Dispositions described on Schedule 5.11;

(d) Dispositions of property by any Subsidiary to the Borrower or to another Subsidiary or by the Borrower to a Subsidiary, to the extent not otherwise prohibited hereunder;

(e) Dispositions of assets that are being (or within 12 months will be) replaced with other assets used in the same business; and

(f) any other Disposition, provided that (i) after giving effect to such Disposition, none of the Guaranty Coverage Percentages is less than the Required Percentage, and (ii) such Disposition is not otherwise prohibited by the terms hereof.

               Section 5.12 Debt. The Borrower will not permit any Consolidated Subsidiary to create, incur, assume or suffer to exist any Debt, except:

(a) (i) Debt under the Loan Documents, (ii) Debt consisting of guaranties of Debt of the Borrower under the "Loan Documents" as defined in the Other Revolving Credit Agreement (which shall include, for this purpose, any renewal or refinancing thereof), provided that the aggregate amount of such Debt of the Borrower so guaranteed under the "Loan Documents" in respect of the Other Revolving Credit Agreement does not exceed the aggregate amount of the "Commitments" (as defined in the Other Revolving Credit Agreement as in effect on the Amendment Effective Date) under the Other Revolving Credit Agreement as of the Closing Date, and (iii) Debt consisting of guaranties of Debt of the Borrower under the "Loan Documents" as defined in the Term Loan Agreement (which shall include, for this purpose, any renewal or refinancing thereof), provided that the aggregate amount of such Debt of the Borrower so guaranteed under the "Loan Documents" in respect of the Term Loan Agreement does not exceed the aggregate amount of the "Commitments" (as defined in the Term Loan Agreement as in effect on the Closing Date) under the Term Loan Agreement as of the Amendment Effective Date;

(b) Debt under the Mortgage;

(c) Debt owed to a Person of which such Subsidiary is a Subsidiary;

(d) Debt of any Consolidated Subsidiary existing as of the Amendment Effective Date (other than Debt described in clause (a) above), and any renewal and refinancing thereof, provided that the principal amount thereof is not increased and no other Subsidiary becomes obligated in respect thereof (except that (i) the Borrower or any Subsidiary may become obligated in respect of any such Debt of any of their respective Subsidiaries, (ii) any Guarantor and any of its Subsidiaries may become obligated in respect of any such Debt of such Guarantor or any of its Subsidiaries, and (iii) any Subsidiary which is neither a Guarantor nor a Subsidiary of a Guarantor may become obligated in respect of any such Debt);

(e) Debt incurred by Foreign Subsidiaries to finance the payment (and not in excess of) of cash dividends to reinvest foreign earnings in the United States, as contemplated and to the extent permitted by the American Jobs Creation Act of 2004, as a source for, but not limited to, the financial stabilization of the Borrower and its Domestic Subsidiaries for the purposes of jobs retention or creation; and

(f) other Debt in an aggregate amount for all Consolidated Subsidiaries not to exceed $500,000,000 outstanding at any time.

               Section 5.13 Acquisitions. The Borrower will not make, or permit any of its Subsidiaries to make, any Acquisition, unless, (a) after giving effect to such Acquisition, no Default shall have occurred or be continuing or would result from such Acquisition, and (b) after giving effect to such Acquisition, the Borrower would be in pro forma compliance with Section 5.4 hereof as of the most recently ended fiscal quarter for which financial statements have been delivered under Section 5.1(a) or (b).

               Section 5.14 Guarantors. The Borrower shall cause each of the Guarantors to (a) preserve its separate existence as required by Section 5.2,
(b) comply in all material respects with the requirements of its organizational documents and other governing instruments (including bylaws), (c) not conduct business under the name of the Borrower or any other Guarantor, (d) maintain separate and complete books and records in accordance with generally acceptable accounting principles and otherwise to properly reflect its business and financial affairs, (e) maintain full and complete records of all transactions with other Subsidiaries of the Guarantor, and (f) maintain its own bank accounts and not commingle any of its funds with any other Person.

               Section 5.15. Guaranty Coverage Percentage. If, at the end of any fiscal quarter or fiscal year, any Guaranty Coverage Percentage is less than the Required Percentage, the Borrower shall, within 30 days after the delivery of the certificate pursuant to Section 5.1(c)(ii) setting forth the Guaranty Coverage Percentages as of the end of such fiscal quarter or year, deliver to the Administrative Agent one or more additional Subsidiary Guaranties from one or more additional Guarantors such that each Guaranty Coverage Percentage as of the end of such quarter, on a pro forma basis taking into account such additional Subsidiary Guaranties, is not less than the Required Percentage."

(19) Section 6.1(a) is amended by deleting the words "within three Business Days of the date when due" after the "(x)" and adding the words "when due" after the words "of any Loan".

(20) Section 6.1(b) is amended by adding the words ", 5.10 through 5.13, inclusive and 5.15;" at the end thereof.

(21) Section 6.1(c) is amended and restated in its entirety to read as follows:
"the Borrower or any Guarantor shall fail to observe or perform any covenant or agreement contained in this Agreement or any Subsidiary Guaranty to which it is a party (other than those covered by clause (a) or (b) above) for 10 days (or, in the case of Section 5.1(a)(ii), 5.1(b)(ii),

5.1(c)(ii) or 5.14, 30 days) after written notice thereof has been given to the Borrower by the Administrative Agent or any Bank (through the Administrative Agent);"

(22) Section 6.1(d) is amended and restated in its entirety to read as follows:
"any representation, warranty, certification or statement made (or deemed made) by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to Section 5.1 of this Agreement shall prove to have been incorrect in any material respect when made (or deemed made); or any representation, warranty, certification or statement made (or deemed made) by any Guarantor in the Subsidiary Guaranty to which it is a party or in any certificate, financial statement or other document delivered pursuant to Section
5.1 of this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);"

(23) Section 6.1(k) is amended by (i) adding the word "equity" after the words "voting power of the Borrower's then outstanding" and (ii) adding the word "or" at the end thereof.

(24) Section 6.1 is amended by adding thereto a new subsection (l) to read as follows: "(l) any provision of any Guaranty or any other Loan Document after delivery thereof pursuant to this Agreement shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing;".

(25) Section 7.5 is amended by adding the words "or any Guarantor" at the end of subsection (ii) thereof.

(26) Section 9.3(a) is amended by inserting the words "and Citigroup Global Markets Inc." after "Administrative Agent" in the second and third lines thereof.

(27) Section 9.8 is amended by adding the words "(and the Master Agreement and the Subsidiary Guaranties)" after the words "any Notes issued hereunder" in the second sentence of the section.
(28) Section 9.9 is amended by adding the words ", THE OTHER LOAN DOCUMENTS" after the words "ANY NOTE".

(29) Section 9.11 is amended by deleting the following sentence at the end thereof "Notwithstanding the foregoing, the Administrative Agent and the Banks (and each of their respective employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such person to the extent relating to such tax treatment and tax structure." and (b) adding the following sentence at the end thereof "It is understood that for purposes of this Section, the Borrower and its business shall include all of the Subsidiaries of the Borrower and all of the businesses they engage in."

(30)    Section 9.13 is added to the Agreement to read as follows:

               "Section 9.13 Master Agreement. Each Bank hereby consents (or shall be deemed to have consented) to the execution and delivery of the Master Agreement by the Administrative Agent and agrees (or shall be deemed to have agreed) to be bound by the terms and provisions thereof."

(31) The Pricing Schedule is amended and restated in its entirety to read as set forth on Annex I attached hereto.

(32) The Schedules to the Credit Agreement are amended by adding thereto a new
Schedule 5.11 as set forth in Annex II attached hereto.

(33) The Exhibits to the Credit Agreement are amended by adding thereto the following new Exhibits H and I as set forth in Annexes III and IV, respectively, attached hereto.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, on or before December 31, 2004 (the "Effective Date"), the Administrative Agent shall have received:

(i) counterparts of this Amendment executed by the Borrower and the Required Banks or, as to any of the Banks, advice satisfactory to the Administrative Agent that such Bank has executed this Amendment; and counterparts of the Master Agreement executed by the parties thereto;

(ii) (a) an opinion of Peter Beshar, Esq., General Counsel of the Borrower, substantially in the form of Exhibit A-1 hereto, and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request; (b) an opinion of Frank McNamara, Esq., General Counsel of Putnam Investments Trust, substantially in the form of Exhibit A-2 hereto, and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request; and (c) an opinion of Davis Polk & Wardwell, special counsel for the Borrower, in substantially the form of Exhibit A-3, hereto;

(iii) evidence satisfactory to the Administrative Agent that the Commitments under (and as defined in) the (i) Credit Agreement [364 Day] dated as of July 7, 2004 (as amended, supplemented or otherwise modified) among the Borrower, the banks and other financial institutions party thereto and Bank of America, N.A., as administrative agent, and (ii) the Credit Agreement [364 Day] dated as of June 9, 2004 (as amended, supplemented or otherwise modified) among the Borrower, the banks and other financial institutions party thereto and JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank), as administrative agent, have been terminated and the loans thereunder have been (together will all interest and related fees) paid in cash in full;

(iv) evidence satisfactory to the Administrative Agent that (a) the amendment to the Other Revolving Credit Agreement, (b) the Term Loan Agreement and
        (c) the Master Agreement have each become effective;

(v) the following corporate documents of each of the Borrower and each Guarantor listed in clause (a) of the definition thereof, each certified as indicated below:

(A) a copy of the certificate of incorporation, as amended and in effect, certified as of a recent date by the Secretary of State of its jurisdiction of incorporation, and a certificate from such Secretary of State dated as of a recent date as to the good standing of and charter documents filed by each of the Loan Parties;

(B) a certificate of the Secretary or an Assistant Secretary of each such Loan Party, dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party, as in effect on the Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors authorizing the execution, delivery and performance of this Amendment and the other Loan Documents, and such other documents to which such Loan Party is or is intended to be a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of such Loan Party has not been amended since the date of the certification thereto furnished pursuant to clause
        (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment (in the case of the Borrower) and each of the other documents to which such Loan Party is intended to be a party and each other document to be delivered by such Loan Party from time to time in connection herewith or therewith (and the Administrative Agent and each Bank may conclusively rely on each such certificate until it receives notice in writing from the applicable Loan Party); and

(C) a certificate of another officer of each such Loan Party as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be;

(vi) a certificate of a senior officer of the Borrower, dated the Effective Date, to the effect set forth in Sections 3.2(d) and (e) of the Credit Agreement as amended hereby;

(vii)   a Subsidiary Guaranty duly executed by each Guarantor listed in clause
        (a) of the definition thereof; and

(viii) such other documents as the Administrative Agent or any Bank or special counsel to the Administrative Agent may reasonably request.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(1) The Borrower (a) is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and (b) has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, conflict with, or constitute a default under any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Material Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Material Subsidiaries.

(3) Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a valid and binding agreement of the Borrower when executed and delivered in accordance with this Amendment, will constitute a valid and binding obligation of the Borrower, in each case enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and
(b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(4) Each of the representations and warranties set forth in Article 4 of the Credit Agreement, as amended hereby, is and will be true and correct on and as of the Effective Date.

SECTION 4. Reference to and Effect on the Credit Agreement and the Notes(1) . On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(2) The Credit Agreement, and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         MARSH & McLENNAN COMPANIES, INC.

                                         By: /s/ Matthew B. Bartley
                                             -----------------------------------
                                             Name: Matthew B. Bartley
                                             Title: Vice President and Treasurer

                                         JPMORGAN CHASE BANK, N.A. (formerly,
                                         JPMorgan Chase Bank),
                                         as Administrative Agent and as a Bank


                                         By: /s/ Heather Lindstrom
                                             -----------------------------------
                                             Name: Heather Lindstrom
                                             Title: Vice President

                                         CITIBANK, N.A.


                                         By: /s/ Matthew Nicholls
                                             -----------------------------------
                                             Name: Matthew Nicholls
                                             Title: Director & Vice President

                                         BANK OF AMERICA, N.A.


                                         By: /s/ Shelly K. Harper
                                             -----------------------------------
                                             Name: Shelly K. Harper
                                             Title: Senior Vice President

                                         DEUTSCHE BANK AG NEW YORK BRANCH


                                         By: /s/ John S. McGill
                                             -----------------------------------
                                             Name: John S. McGill
                                             Title: Director

                                         By /s/ Ruth Leung
                                             -----------------------------------
                                             Name: Ruth Leung
                                             Title: Director

                                         UBS LOAN FINANCE LLC


                                         By: /s/ Doris Mesa
                                             -----------------------------------
                                             Name: Doris Mesa
                                             Title: Associate Director
                                             Banking Products Services, US

                                         By /s/ Joselin Fernandes
                                             -----------------------------------
                                             Name: Joselin Fernandes
                                             Title: Associate Director
                                             Banking Products Services, US

                                         WILLIAM STREET COMMITMENT CORP
                                         (recourse only to assets of William
                                         Street Commitment Corporation)


                                         By: /S/ Jennifer M. Hill
                                             -----------------------------------
                                             Name: Jennifer M. Hill
                                             Title: Chief Financial Officer

                                         MERRILL LYNCH BANK USA


                                         By: /s/ Louis Alder
                                             -----------------------------------
                                             Name: Louis Alder
                                             Title: Director

                                         ABN AMRO BANK N.V.


                                         By: /s/ Eric Oppenheimer
                                             -----------------------------------
                                             Name: Eric Oppenheimer
                                             Title: Director

                                         By: /s/ Michael DeMarco
                                             -----------------------------------
                                             Name: Michael DeMarco
                                             Title: Assistant Vice President

                                         WELLS FARGO BANK, NATIONAL
                                         ASSOCIATION


                                         By: /s/ Jason Paulnock
                                             -----------------------------------
                                             Name: Jason Paulnock
                                             Title: Vice President

                                         By: /s/ Beth McGinnis
                                             -----------------------------------
                                             Name: Beth McGinnis
                                             Title: Senior Vice President

                                         THE BANK OF NEW YORK


                                         By: /s/ Lizanne T. Eberle
                                             -----------------------------------
                                             Name: Lizanne T. Eberle
                                             Title: Vice President

                                         LLOYDS TSB BANK PLC


                                         By: /s/ James M. Rudd
                                             -----------------------------------
                                             Name: James M. Rudd
                                             Title: Vice President

                                         By: /s/ Michael J. Gilligan
                                             -----------------------------------
                                             Name: Michael J. Gilligan
                                             Title: Director

                                         THE NORTHERN TRUST COMPANY


                                         By: /s/ Forrest Vollrath
                                             -----------------------------------
                                             Name: Forrest Vollrath
                                             Title: Vice President

                                         MELLON BANK, N.A.


                                         By: /s/ Maria E. Totin
                                             -----------------------------------
                                             Name: Maria E. Totin
                                             Title: Assistant Vice President

                                         THE BANK OF NOVA SCOTIA


                                         By: /s/ Todd S. Meller
                                             -----------------------------------
                                             Name: Todd S. Meller
                                             Title: Managing Director

                                         ROYAL BANK OF CANADA


                                         By: /s/ John E. Beckwith
                                             -----------------------------------
                                             Name: John E. Beckwith
                                             Title: Authorized Signatory

                                         BARCLAYS BANK PLC


                                         By: /s/ Robert John Byrne
                                             -----------------------------------
                                             Name: Robert John Byrne
                                             Title: Corporate Banking Director

                                     Annex I

                                PRICING SCHEDULE
                                ----------------

               Each of "Euro-Dollar Margin" and "Facility Fee Rate" means, for any day, the rates set forth below (presented in basis points) in the row opposite such term and in the column corresponding to the "Pricing Level" that exists on such day:

================================================================================
                        LEVEL I               LEVEL II              LEVEL III
================================================================================
 Applicable              82.5                  107.5                  125.0

 Margin for
 Eurodollar
 Rate Advances
 (bps)
--------------------------------------------------------------------------------
 Facility Fee            17.5                   17.5                  25.0
 (bps)
--------------------------------------------------------------------------------

               For purposes of this Schedule, the following terms have the following meanings:

               "Base Rate Margin" means 0% per annum plus the Utilization Fee.

               "Level I Pricing" applies at any date if, at such date, (a) the Borrower's long-term senior unsecured debt is rated at least BBB by S&P or Baa2 by Moody's,* or (b) the Consolidated Leverage Ratio, as shown in the most recent financial statements delivered pursuant to Section 5.1(a) or (b), is less than 2.25.

               "Level II Pricing" applies at any date if, at such date, Level I is not applicable, and (a) the Borrower's long-term senior unsecured debt is rated at least BBB- by S&P and Baa3 by Moody's, or (b) the Consolidated Leverage Ratio, as shown in the most recent financial statements delivered pursuant to
Section 5.1(a) or (b), is less than 2.50.

               "Level III Pricing" applies at any date if, at such date, neither Level I Pricing nor Level II Pricing applies.

               "Moody's" means Moody's Investors Service, Inc.


     _____________________________

* In the event of a split rating of greater than one sub-grade, the rating shall be deemed to be one level higher than the lower of the two ratings.

               "Pricing Level" refers to the determination of which of Level I, Level II, or Level III applies at any date.

               "S&P" means Standard & Poor's Ratings Services.

               The credit ratings to be utilized for purposes of this Schedule are those assigned to long term senior unsecured debt of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.